Herc Holdings Inc. Q1 2018 Earnings Call For the period ended March 31, 2018 May 9, 2018 ©2018 Herc Rentals Inc. All Rights Reserved.

Agenda Elizabeth Higashi Welcome and Introductions Vice President, Investor Relations Strategic Update and Larry Silber Industry Outlook President and Chief Executive Officer Mark Humphrey Q1 2018 Financial Review Chief Accounting Officer and Interim Chief Financial Officer Larry Silber Bruce Dressel Q&A Senior Vice President and Chief Operating Officer Mark Humphrey NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 2

Safe Harbor Statements Forward-Looking Statements This presentation contains statements, including those related to 2018 Guidance, that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from those suggested by our forward-looking statements, including: • Risks related to material weaknesses in our internal control over financial reporting and the restatement of financial statements previously issued by Hertz Global Holdings, Inc. (in its form prior to the spin-off that effected the separation of the car rental business from us, “Hertz Holdings”), including that: we have identified material weaknesses in our internal control over financial reporting that may adversely affect our ability to report our financial condition and results of operations in a timely and accurate manner, which may adversely affect investor and lender confidence in us and, as a result, the value of our common stock and our ability to obtain future financing on acceptable terms, and we may identify additional material weaknesses; our efforts to design and implement an effective control environment may not be sufficient to remediate the material weaknesses, or to prevent future material weaknesses; such material weaknesses could result in a material misstatement of our consolidated financial statements that would not be prevented or detected; we receive certain transition services from Hertz Rental Car Holding Company, Inc. n/k/a Hertz Global Holdings, Inc. ("New Hertz") pursuant to the transition services agreement covering primarily information technology ("IT") services, which impact our control environment and, therefore, ourinternal control over financial reporting; we continue to expend significant costs and devote management time and attention and other resources to matters related to our internal control over financial reporting; our material weaknesses could expose us to additional risks that could materially adversely affect our ability to execute our strategic plan and our financial position, results of operations and cash flows; any significant disruption or deficiency in the design of or implementing new IT systems, including the migration of systems fromNew Hertz, could materially adversely affect our ability to accurately maintain our books and records or otherwise operate our business; and Hertz Holdings' restatement has been costly and has resulted in government investigations and other legal actions, and could resultin government enforcement actions and private litigation that could have a material adverse impact on our results of operations,financial condition, liquidity and cash flows; • Business risks could have a material adverse effect on our business, results of operations, financial condition and/or liquidity, including: o the cyclicality of our business and its dependence on levels of capital investment and maintenance expenditures by our customers; a slowdown in economic conditions or adverse changes in the level of economic activity or other economic factors specific to our customers or their industries, in particular, contractors and industrial customers; o our business is heavily reliant upon communications networks and centralized IT systems and the concentration of our systems creates or increases risks for us, including the risk of the misuse or theft of information we possess, including as a result of cyber security breaches or otherwise, which could harm our brand, reputation or competitive position and give rise to material liabilities; o we may fail to maintain, upgrade and consolidate our IT networks; o we may fail to respond adequately to changes in technology and customer demands; o intense competition in the industry, including from our own suppliers, that may lead to downward pricing or an inability to increase prices; NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 3

Business Risks - Continued o our success depends on our ability to attract and retain key management and other key personnel, and the ability of new employees to learn their new roles; o we may have difficulty obtaining the resources that we need to operate, or our costs to do so could increase significantly; o any occurrence that disrupts rental activity during our peak periods, given the seasonality of the business, especially in the construction industry; o doing business in foreign countries exposes us to additional risks, including under laws and regulations that may conflict with U.S. laws and those under anticorruption, competition, economic sanctions and anti-boycott regulations; o some or all of our deferred tax assets could expire if we experience an “ownership change” as defined in the Internal Revenue Code; o changes in the legal and regulatory environment that affect our operations, including with respect to taxes, consumer rights, privacy, data security and employment matters, could disrupt our business and increase our expenses; o an impairment of our goodwill or our indefinite lived intangible assets could have a material non-cash adverse impact; o other operational risks such as: any decline in our relations with our key national account customers or the amount of equipment they rent from us; our equipment rental fleet is subject to residual value risk upon disposition, and may not sell at the prices we expect; maintenance and repair costs associated with our equipment rental fleet could materially adversely affect us; we may be unable to protect our trade secrets and other intellectual property rights; we are exposed to a variety of claims and losses arising from our operations, and our insurance may not cover all or any portion of such claims; we may face issues with our union employees; environmental, health and safety laws and regulations and the costs of complying with them, or any change to them impacting our markets, could materially adversely affect us; and strategic acquisitions could be difficult to identify and implement and could disrupt our business or change our business profile significantly; • Risks related to the spin-off, which effected our separation from New Hertz, such as: the liabilities we have assumed and will share with New Hertz in connection with the spin-off could have a material adverse effect on our business, financial condition and results of operations; if there is a determination that any portion of the spin-off transaction is taxable for U.S. federal income tax purposes, including for reasons outside of our control, then we and our stockholders could incur significant tax liabilities, and we could also incur indemnification liability if we are determined to have caused the spin-off to become taxable; if New Hertz fails to pay its tax liabilities under the tax matters agreement or to perform its obligations under the separation and distribution agreement, we could incur significant tax and other liability; the loss of the Hertz brand and reputation could materially adversely affect our ability to attract and retain customers; we have limited operating history as a stand-alone public company, and our historical financial information for periods prior to July 1, 2016 is not necessarily representative of the results that we would have achieved as a separate, publicly traded company, and may not be a reliable indicator of our future results; our ability to engage in financings, acquisitions and other strategic transactions using equity securities is limited due to the tax treatment of the spin-off; and the spin-off may be challenged by creditors as a fraudulent transfer or conveyance; • Risks related to our substantial indebtedness, such as: our substantial level of indebtedness exposes us or makes us more vulnerable to a number of risks that could materially adversely affect our financial condition, results of operations, cash flows, liquidity and ability to compete; the secured nature of our indebtedness, which is secured by substantially all of our consolidated assets, could materially adversely affect our business and holders of our debt and equity; an increase in interest rates or in our borrowing margin would increase the cost of servicing our debt and could reduce our profitability; and any additional debt we incur could further exacerbate these risks; NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 4

Business Risks - Continued and Non-GAAP Financial Measures • Risks related to the securities market and ownership of our stock, including that: the market price of our common stock could decline as a result of the sale or distribution of a large number of our shares or the perception that a sale or distribution could occur and these factors could make it more difficult for us to raise funds through future stock offerings; provisions of our governing documents could discourage potential acquisition proposals and could deter or prevent a change in control; and the market price of our common stock may fluctuate significantly; and • Other risks and uncertainties set forth in our Annual Report on Form 10-K for the year ended December 31, 2017 under Item 1A "Risk Factors" and in our other filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements are expressly qualified in their entirety by such cautionary statements. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation which is not calculated according to GAAP (“non-GAAP”), such as adjusted EBITDA, adjusted EBITDA margin, net leverage and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the Appendix to this presentation. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 5

Our Strategy is Delivering Results ✓ Our safety metrics continued to improve ✓ Our initiatives drove volume growth and improved price, mix and flow-through ✓ We continue to invest in people, training and operations ✓ We are raising our 2018 adjusted EBITDA guidance NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 6

We are a customer-centric Our organization focused on Vision safety, efficiency and We aspire to be the supplier, employer and profitable growth investment of choice in our industry. Our Our Values Mission We do what’s right. To ensure that end users We’re in this together. of our equipment and We take responsibility. services achieve optimal We achieve results. performance safely, We prove ourselves every day. efficiently and effectively. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 7

Focus on Safety • Total Recordable Incident Rate (TRIR) continued to improve o Q1 2018 improved by 55% YoY o Rolling 12 months improved 27% YoY • Introduced the concept of a “Perfect Day” o No OSHA recordable incidents o No “at fault” motor accidents o No DOT violations • Year-to-date through April, we posted 52%, or 63 Perfect Days NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 8

Delivering on Our Strategic Initiatives Expand and Improve Enhance Disciplined Diversify Operating Customer Capital Revenues Effectiveness Experience Management ✓ ✓ ✓ ✓ Broaden customer Focus on safety, Provide premium Drive EBITDA base labor productivity, products and margin growth ✓ and warranty solutions-based ✓ Expand products recovery services Improve key and services ✓ ✓ financial metrics ✓ Increase density in Introduce innovative ✓ Grow pricing and large urban markets technology solutions Maximize fleet ancillary revenues ✓ management and ✓ Maintain customer ✓ Improve vendor utilization Improve sales force management and friendly showrooms effectiveness fleet availability and facilities NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 9

Summary of Q1 2018 Results $369.1 million Equipment Rental Revenue +15.1% YoY Average Fleet1 Growth +3.3% YoY Pricing +2.8% YoY ($10.1) million Net Income (Loss) +$29.1 million YoY $132.7 million Adjusted EBITDA2 30.8% Margin, +570 bps YoY 35.3% Dollar Utilization +330 bps YoY Adjusted EBITDA: $630 to $660 million 2018 Guidance Net Fleet Capex: $525 to $575 million 1. Fleet at original equipment cost (OEC) based on ARA guidelines 2. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 28 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 10

Strong Q1 Results on Modest Fleet Growth YoY Rental Revenue Growth YoY Pricing Change 18.0% 2017 2018 16.2% 3.5% 2017 2018 16.0% 15.1% 14.7% 3.0% 3.0% 2.8% 14.0% 12.0% 2.5% 10.0% 2.0% 1.7% 8.0% 7.0% 1.5% 1.4% 6.0% 1.1% 4.2% 4.0% 1.0% 2.0% 0.5% 0.0% 0.0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 YoY Change in Average Fleet at OEC1 YoY Change in Average OEC1 Fleet on Rent 2017 2018 10.0% 2017 2018 8.0% 7.7% 8.0% 7.1% 6.6% 6.0% 5.3% 4.7% 6.0% 4.0% 3.3% 3.6% 3.2% 4.0% 2.5% 2.0% 2.0% 0.0% 0.0% Q1 Q2 Q3 Q4 (0.6%) (2.0%) (2.0%) Q1 Q2 Q3 Q4 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 11

Successfully Expanding Products and Services Classic ProSolutionsTM ProContractor Our classic fleet includes Our industry-specific solutions- A wide variety of tools and aerial, earthmoving, material based services include: equipment that supports handling, trucks and trailers, • Power Generation various types of contractors air compressors, compaction • Climate Control that fit our urban market and lighting • Remediation & Restoration strategy and "square footage • Studio & Production under roof" focus. Equipment NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 12

Improving Fleet Mix to Drive Growth Fleet Composition As of March 31, 2018 • $ Utilization increased 330 bps YoY to 35.3% Trucks & Trailers Other • Continued to diversify equipment in key 12.7% ProSolutionsTM Material 8.6% categories to drive higher $ Utilization Handling 13.6% 17.1% o Increased mix of ProSolutionsTM and Specialty 19.9% ProContractor fleet YoY Earthmoving 15.5% o Continued to optimize classic fleet categories Aerial ProContractor 26.2% 6.3% • At 3/31/18, fleet at OEC1 was $3.73 billion $3.73 billion at OEC1 % of Selected Fleet at OEC1 vs. Prior Year YoY Basis Point Change in $ Utilization as of March 31 2017 2018 450 2017 2018 ProSolutionsTM 13.4% 350 360 13.6% 350 330 10.0% Earthmoving - Heavy 7.6% 250 6.8% Aerial - Scissors 7.6% 150 50 5.0% ProContractor 50 6.3% Material Handling 3.2% (50) Industrial 3.9% (40) (150) Q1 Q2 Q3 Q4 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 13

Improving Customer Mix and Diversification Local vs National % Mix1 in Q1 Revenue by Customer 58% 2017 2018 Other 56% 18% 54% 54% Contractors 52% 34% 52% 50% 48% Infrastructure 48% and Government 46% 18% 46% 44% Industrial 30% 42% Local National Strong Q1 YoY Revenue1 Growth 2017 2018 22% 19.4% 18% 14% 10% 6.0% 6.9% 6% 2% (2.0%) (0.3%) Local National 1. North America rental revenues NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 14

Enhancing Operating Effectiveness

Direct Operating Expense Initiatives

Maintenance

- Increased focus on utilizing national contract pricing for branch purchases of parts and services
- Expanded usage of SmartEquip software to improve parts management, reduce costs and optimize equipment downtime
  - Improved efficiency with pre-population of requisitions, work orders and purchase orders

Logistics

- Engaged XPO Logistics to improve efficiency and delivery costs
  - Initiative to improve planning in long distance transportation to be rolled out this summer

Fuel

- Implementing centralized regional fuel purchasing programs to reduce costs and maximize efficiency

Labor Productivity

- Continue to focus on improved effectiveness through Herc Way Operating Model initiatives and additional training initiatives

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Enhancing Customer Experience through Technology

PROCONTROL
By Herc Rentals


TELEMATICS
Map My Equipment
Equipment Search
Equipment Near By
Geofence
Alerts
Dashboard
Reports

ProControl

- ProControl provides account management, location tracking, utilization and service updates
- Focus on developing customized solutions to assist customers in being more efficient, effective and safe

Herc on the Go

- "Herc on the Go" rolled out across the U.S. at the beginning of 2018.
- ~80% of our U.S. Classic and ProSolutions locations used "Herc on the Go" to make over 80% of their deliveries
- "Herc on the Go" is improving customer service and operating efficiencies by supplying up-to-date delivery and pick-up information

Herc on the Go

Provides "estimated time of arrival" for the customer and electronic signing capabilities


Electronic Signature Capture


Navigation

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Enhancing Customer Experience Establishing New Accounts1 • E-Apply enhances turnaround time of online credit account approval process • Q1 North America credit applications more than doubled in 2018 vs 20171 o 60% of our applicants received approval in less than 15 minutes o 99% of applicants received approval in less than a day Customer-Centric Solutions • Q1 2018 recorded YoY higher activity, better response time and increased productivity to meet the needs of our customers • Q1 2018 incoming call volume increased more than 3x last year o Includes web, chat and phone requests for equipment needs, service issues & other general inquiries 1. Although management considers the number of new account signings and credit applications an indicator of the momentum of our business and effectiveness of our sales organization, the number of new account signings and credit applications is not indicative of future revenues NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 17

Disciplined Capital Management Q1 Adjusted EBITDA Margin1 • Increased Q1 2018 adjusted EBITDA 36% YoY to 35% 1 30.8% $132.7 million 30% 25.1% • Improved adjusted EBITDA margin by 570 bps YoY 25% to 30.8%1 20% • $ Utilization increased 330 bps YoY to 35.3% 15% 10% 5% 0% 2017 2018 Net Leverage1 4.5x 4.1x 4.0x • Focused on reducing accounts receivable to 3.6x improve working capital 3.5x 3.3x • Steadily reduced net leverage from 4.1x in Q1 2017 to 3.3x in Q1 2018 3.0x • Liquidity of $720 million as of 3/31/18 2.5x 2.0x Q1 2017 Q4 2017 Q1 2018 1. For a definition and reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 28 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 18

Strong Industry Outlook Supports Our Growth NonA-rchiteResidenctutreial BillingsStarts 3 Index1 N.A. Equipment Rental Market 2 ($ in billions) as of April 2018 as of February 2018 March 51.0 $59 $62 $56 $51 $53 $47 $49 50 $44 $41 $38 $38 $35 $31 $32 Mar-17 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-18 Mar-05 08 09 10 11 12 13 14 15 16 17 18E 19E 20E 21E Non-Residential Construction Spending3 Industrial Spending4 ($ in billions) ($$295.00in billions) a$s350 of May 2018 $291 as of January 2018 $290.00 $288 $285.00 $328.5 $280.00 $278 $310.2 $275.00 $270.00 $265.00 $260.00 $255.00 $250.00 2017 2018E 2019E 2017 2018E 1. The American Institute of Architects (AIA) 2. ARA / IHS Global Insight as of February 2018, excludes Party & Event data 3. Dodge Analytics U.S. 4. Industrial information resources U.S. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 19

Q1 2018 Financials NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 20

Q1 Financial Summary $ in millions, except EPS Q1 2018 Q1 2017 % Chg. Equipment Rental Revenue $ 369.1 $ 320.6 15.1% Total Revenues 431.3 389.4 10.8% Net Income (Loss) (10.1) (39.2) NA Diluted Earnings (Loss) Per Share (0.36) (1.39) NA Adjusted EBITDA1 $ 132.7 $ 97.8 35.7% 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 28 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 21

Q1 Total Revenues $ in millions Q1 Total Revenue Bridge 460 • YoY total revenues increased 10.8% or $42 million in Q1 2018 440 $46.4 $0.4 $431.3 $7.4 420 • YoY equipment rental revenue increased 15.1% in Q1 2018 400 $389.4 $2.5 o Continued improvements in volume, price and mix 380 o Substantial YoY growth from ProSolutionsTM and ProContractor 360 • YoY pricing increased 2.8% in Q1 2018 340 o Eighth consecutive quarter of YoY improvement 320 • YoY sales of revenue earning equipment 300 2017 Currency Equipment Sales of Sales of new 2018 decreased 13.1% in Q1 2018 translation rental revenue revenue earning equipment and equipment other o In Q1, total OEC1 of $109 million sold generated ~43% in proceeds as a % of OEC1 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 22

Q1 Net Results and Adjusted EBITDA1 $ in millions Net Results Q1 Net Results Bridge 0 • Favorable interest expense due primarily to (5) costs incurred in Q1 2017 of $5.8 million $30.6 related to the redemption of Notes (10) $(10.1) (15) • Spin-off costs were $4.9 million for Q1, down (20) 35.5% or $2.7 million YoY (25) • Income tax benefit declined $10.0 million, $2.7 (30) $5.8 estimated effective tax rate of 30% for the full (35) year (40) ($39.2) $10.0 (45) • All Other includes the impact of our improved 2017 Interest Expense Spin-off costs Income tax All Other 2018 operating results (See Appendix slide 36 for additional details) $ in millions Q1 Adjusted EBITDA Bridge Adjusted EBITDA 160 $46.4 $5.7 140 $5.9 $132.7 • YoY adjusted EBITDA increased $35 million or 35.7% in Q1 2018 120 $23.7 $0.1 $97.8 $0.7 100 • Improved results from sales of revenue 80 earning equipment 60 • DOE increase related to higher rental 6040 activities such as maintenance, 20 transportation, fuel and personnel 40 0 2017 Currency Equipment Gain / loss on Direct operating SG&A All Other 2018 • SG&A improvement driven primarily by the 20 translation Rental Revenue sales of expenses revenue earning reduction of professional fees equipment 0 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 28 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 23

Fleet at Original Equipment Cost (OEC)1 $ in millions Fleet Expenditures at OEC • Average fleet at OEC for the period ended $250 2017 2018 $217 March 31, 2018: $198 $200 o Increased 3.3% YoY in Q1 2018 $150 $119 $126 o Average age of fleet was 49 months as of March 31, 2018 $100 $62 • $ Utilization was 35.3% for Q1 2018 $50 o Increase of 330 bps YoY $0 Q1 Q2 Q3 Q4 $ in millions $ in billions Fleet Disposals at OEC Fleet Ending Balance at OEC $160 2017 2018 2017 2018 $145 $140 $120 $3.73 $3.65 $3.75 $3.65 $120 $109 $111 $3.56 $100 $80 $66 $60 $40 $20 $0 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 24

Q1 Debt and Liquidity Net Leverage1 Liquidity $ in millions, as of 03/31/18 ABL Facility $1,750.0 4.1x Outstanding (1,050.0) 3.3x Letters of Credit (22.8) Availability from ABL $677.2 Cash & Cash Equivalents 43.0 Total Liquidity $720.2 Q1 2017 Q1 2018 • Net leverage improved to ~3.3x1 Maturities $ in millions, as of 3/31/18 ABL Credit o Stable debt of ~$2.1 billion Facility $1,050 • Ample liquidity and long dated maturities Senior Secured provide financial flexibility Second Priority Notes o $720 million of liquidity Capital Leases and $488 $500 o No near term maturities Other borrowings $51.7 • Q1 net cash from operating activities totaled $129 million, with net fleet capex1 of $30 million and free cash flow1 of $86 million '18 '19 '20 '21 '22 '23 '24 1. For a definition and reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on slide 28 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 25

2018 Full Year Guidance Previous Current Adjusted EBITDA $620 to $655 million $630 to $660 million Net Fleet Capital Expenditures $525 to $575 million NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 26

Initiatives to Drive Margin Growth

Revenue Growth Initiatives

- ✓ Diversify fleet through ProSolutions™ and ProContractor
- ✓ Focus on premium brands
- ✓ Diversify customer mix
- ✓ Increase density in high growth urban markets
- ✓ Optimize pricing though proprietary technology
- ✓ Improve ancillary revenues
- ✓ Enhance online and mobile initiatives
- ✓ Improve ProControl Telematics services for strategic customers

Operating Initiatives

- ✓ Focus on safety and training initiatives to continue to improve safety metrics
- ✓ Continue to implement the Herc Way operating model
- ✓ Focus on reducing logistics costs
- ✓ Work with regional fuel providers to centralize purchases
- ✓ Improve labor productivity through training programs
- ✓ Enhance maintenance efficiency, warranty recovery and inventory management
- ✓ Complete migration of financial systems from Hertz

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Q4 and FY 2017 AppendixFinancials NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 28

Glossary of Terms Commonly Used in the Industry 1 OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association, which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). 2 Fleet Age: The OEC weighted age of the entire fleet. 3 Net Fleet Capital Expenditures: Capital expenditures of revenue earning equipment minus the proceeds from disposal of revenue earning equipment. 4 Dollar Utilization ($ Utilization): Dollar utilization is an operating measure calculated by dividing rental revenue by the average OEC of the equipment fleet for the relevant time period. 5 Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. 6 FUR: Fleet unavailable for rent. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 29

Reconciliation of Net Income to EBITDA & Adj. EBITDA EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA - EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of revenue earning equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of merger and acquisition related costs, restructuring and restructuring related charges, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain on disposal of a business and certain other items. Management uses EBITDA and Adjusted EBITDA to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. However, EBITDA and Adjusted EBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, neither measure purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 30

Reconciliation of Net Income to EBITDA, Adj. EBITDA , Adj. EBITDA Margin and Flow-Through $ in millions Three Months Ended March 31, 2018 2017 Net income (loss) $ (10.1) $ (39.2) Income tax benefit (5.1) (15.1) Interest expense, net 32.0 37.8 Depreciation of revenue earning equipment 93.3 92.9 Non-rental depreciation and amortization 13.8 11.7 EBITDA 123.9 88.1 Restructuring and restructuring related 1.0 0.6 Spin-off costs 4.9 7.6 Non-cash stock-based compensation charges 2.8 1.5 Other 0.1 - Adjusted EBITDA $ 132.7 $ 97.8 Total Revenues $ 431.3 $ 389.4 Adjusted EBITDA $ 132.7 $ 97.8 Adjusted EBITDA Margin 30.8% 25.1% YoY Change in Adjusted EBITDA $34.9 YoY Change in Total Revenues $41.9 Flow-Through 83.3% NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 31

Reconciliation of Net Leverage Ratio Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve-month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. $ in millions Q1 2018 Q4 2017 Q1 2017 Long-Term Debt, Net $2,054.7 $2,137.1 $2,122.9 (Plus) Current maturities of long-term debt 21.0 22.7 15.6 (Plus) Unamortized debt issuance costs 14.0 14.5 18.3 (Less) Cash and Cash Equivalents (43.0) (41.5) (24.3) Net Debt $2,046.7 $2,132.8 $2,132.5 Trailing Twelve-Month Adjusted EBITDA $620.3 $585.4 $526.2 Net Leverage 3.3x 3.6x 4.1x NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 32

Reconciliation of Free Cash Flow Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free cash flow represents net cash provided by (used in) operating activities less revenue earning equipment expenditures, proceeds from disposal of revenue earning equipment, property and equipment expenditures, proceeds from disposal of property and equipment and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures. NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 33

Reconciliation of Free Cash Flow Three Months Ended March 31, $ in millions 2018 2017 Net cash provided by operating activities $ 129.2 $ 89.9 Revenue earning equipment expenditures (82.5) (56.2) Proceeds from disposal of revenue earning equipment 52.9 44.7 Net Fleet Capital Expenditures (29.6) (11.5) Non-rental capital expenditures (14.4) (17.9) Proceeds from disposal of property and equipment 1.2 0.5 Free Cash Flow $ 86.4 $ 61.0 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 34

Historic Fleet at OEC1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY 2016 FY 2017 $ in millions 2016 2016 2016 2016 2017 2017 2017 2017 2018 Beginning Balance – Fleet at OEC $3,384 $3,391 $3,537 $3,616 $3,384 $3,556 $3,556 $3,653 $3,752 $3,556 $3,651 Expenditures – Fleet at OEC $90 $220 $142 $43 $495 $119 $217 $126 $62 $ 524 $198 Disposals – Fleet at OEC ($96) ($85) ($57) ($90) ($328) ($120) ($111) ($66) ($145) ($442) ($109) Foreign Currency / Other $13 $11 ($6) ($13) $5 $1 ($9) $39 ($18) $13 $(8) Ending Balance – Fleet at OEC $3,391 $3,537 $3,616 $3,556 $3,556 $ 3,556 $ 3,653 $3,752 $3,651 $ 3,651 $ 3,732 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 35

Net Results Bridge Three Months Ended March 31, Elements of Net Income (Loss) Bridge Spin- Currency Income Interest $ in millions 2018 2017 $ Change off All Other translation tax Expense costs Total revenues $ 431.3 $ 389.4 $ 41.9 $ 2.5 $ - $ - $ - $ 39.4 Direct operating 196.0 168.9 27.1 1.4 - - - 25.7 Depreciation of revenue earning equipment 93.3 92.9 0.4 0.6 - - - (0.2) Cost of sales of revenue earning -- equipment 42.0 54.9 (12.9) 0.2 - - (13.1) Cost of sales of new equipment, parts and supplies 9.0 8.4 0.6 0.1 - - - 0.5 Selling, general and administrative 74.5 81.1 (6.6) 0.3 - (2.7) - (4.2) Interest expense, net 32.0 37.8 (5.8) - - - (5.8) - Other expense (income), net (0.3) (0.3) 0.0 (0.1) - - - 0.1 Income (loss) before income taxes (15.2) (54.3) 39.1 - - 2.7 5.8 30.6 Income tax benefit (provision) 5.1 15.1 (10.0) - (10.0) - - - Net income (loss) $ (10.1) $ (39.2) $ 29.1 $ - $(10.0) $ 2.7 $ 5.8 $ 30.6 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 36

SG&A Excluding Spin-off Costs Q1 Q2 Q3 Q4 FY Q1 $ in millions 2017 2017 2017 2017 2017 2018 SG&A $81.2 $78.8 $84.6 $76.0 $320.6 $74.5 Spin-off costs ($7.6) ($9.1) ($10.3) ($8.2) ($35.2) ($4.9) SG&A excluding Spin-off $73.6 $69.7 $74.3 $67.8 $285.4 $69.6 costs % of Total Revenue 18.9% 16.8% 16.2% 13.8% 16.3% 16.1% 20.0% SG&A Expense (ex Spin-off costs) 18.9% as % of Total Revenue 18.0% 16.8% 16.2% 16.3% 16.1% 16.0% 13.8% 14.0% 12.0% 10.0% Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 Q1 2018 NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 37

Expand and Diversify Revenues: Driving $ Utilization OEC as of 3/31/2017 1 OEC as of 3/31/2018 1 $3.56 billion $3.73 billion Lighting Lighting Compaction Other Compaction Other 1.8% 1.7% 2.6% 1.6% 2.6% 1.6% Air Compressors Aerial - Booms Air Compressors Aerial - Booms 3.0% 19.2% 2.6% 18.6% ProContractor ProContractor 6.3% 5.0% ProSolutionsTM ProSolutionsTM Aerial - Aerial - 13.4% 13.6% Scissors & Scissors & Other Other 6.8% 7.6% Earthmoving - Earthmoving - Heavy Heavy 7.6% Trucks and 10.0% Trailers Trucks and 12.6% Trailers 12.7% Earthmoving - Earthmoving - Compact Material Compact Material 7.9% Handling - Material Handling- 7.3% Handling - Material Handling- Industrial Telehandlers Industrial Telehandlers 3.2% 13.6% 3.9% 13.2% Increased Reduced • Aerial – Scissor Lifts • Aerial – Booms • Material Handling - Industrial • Earthmoving - Heavy • ProContractor and ProSolutionsTM • Air Compressors 1. Original equipment cost based on ARA guidelines NYSE: HRI ©2018 Herc Rentals Inc. All Rights Reserved. 38

Market Leader with Significant Scale and Broad Footprint Approximately 275 locations, principally in North America1 Source: ARA HIS Global Insights February 2018 1. Locations as of March 31, 2018 NYSE: HRI 39

NYSE: HRI